UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 4, 2007

SENTO CORPORATION
(Exact name of registrant as specified in its charter)

Utah	000-06425	87-0284979
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

420 East South Temple, Suite 400 Salt Lake City, Utah		84111
(Address of principal executive offices)		(Zip Code)

(801) 431-9200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01—OTHER EVENTS

On January 4, 2007, the NASDAQ Stock Market notified Sento Corporation that its filing delinquency had been cured and that the previously announced hearing concerning Sento’s request for continued listing had been canceled because it was considered moot. Accordingly, Sento is no longer subject to delisting from the NASDAQ Capital Market as a result of its failure to timely file its Form 10-Q for the period ending September 30, 2006.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document	Location

99	Miscellaneous
99.01	Public release dated January 5, 2007	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTO CORPORATION

Date: January 5, 2007	By	/s/ Anthony Sansone
Anthony Sansone, Chief Financial Officer

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